LORD ABBETT EQUITY TRUST

Lord Abbett Small Cap Blend Fund

Supplement dated July 12, 2013 to the

Prospectus and Statement of Additional Information dated December 1, 2012

This supplement replaces the prospectus supplement dated February 28, 2013. The Prospectus and SAI are supplemented with the following:

At a special meeting of shareholders held on July 12, 2013, the shareholders of Lord Abbett Small Cap Blend Fund (“Small Cap Blend Fund,” or the “Fund” ) joined the Fund’s Board of Trustees in approving the reorganization of the Fund into Lord Abbett Value Opportunities Fund, a series of Lord Abbett Securities Trust (“Value Opportunities Fund”) (the “Reorganization”).

The Reorganization is expected to be completed as of the close of business on July 19, 2013. As a result, at that time, shareholders of Small Cap Blend Fund will become shareholders of Value Opportunities Fund, and shares of Small Cap Blend Fund no longer will be available for purchase or exchange. Purchase or exchange orders for shares of Small Cap Blend Fund received after the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) on July 18, 2013 will be deemed purchase or exchange orders for shares of Value Opportunities Fund.

Small Cap Blend Fund will notify shareholders if the Reorganization is not completed within the anticipated timeframe described above. Please call your financial intermediary or the Fund at 888-522-2388 for more information.

Please retain this document for your future reference.